UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 14, 2007

                               ERF WIRELESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                      000-27467                   76-0196431
         ------                      ---------                   ----------
(State of organization)      (Commission File Number)           (IRS Employer
                                                            Identification No.)

2911 South Shore Boulevard, Suite 100,
League City, Texas                                                  77573
------------------                                                  -----
(Address of principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, including area code: (281) 538-2101

   Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
--------- ------------------------------------------

On June 14, 2007, ERF Wireless, Inc. ("ERF") entered into an Investment Agreement with Dutchess Private Equities Fund, Ltd. (the "Investor"). Pursuant to this Agreement, the Investor shall commit to purchase up to $10,000,000 of our common stock over the course of thirty-six (36) months. The amount that we shall be entitled to request from each purchase ("Puts") shall be equal to, at our election, either (i) up to $250,000 or (ii) 200% of the average daily volume (U.S. market only) ("ADV") multiplied by the average of the 3 daily closing prices immediately preceding the Put Date. The ADV shall be computed using the three (3) trading days prior to the Put Date. The put date shall be the date that the Investor receives a put notice of a draw down by the Company of a portion of the Line. The purchase price shall be set at ninety-three percent (93%) of the lowest closing Best Bid price of the common stock during the pricing period. The pricing period shall be the five (5) consecutive trading days immediately after the put notice date. There are put restrictions applied on days between the put date and the closing date with respect to that particular Put. During this time, we shall not be entitled to deliver another put notice. Further, we shall reserve the right to withdraw that portion of the Put that is below seventy-five percent (75%) of the lowest closing bid prices for the 10-trading day period immediately preceding each put notice.

     We are obligated to file a registration statement with the Securities and Exchange Commission ("SEC") covering shares of the common stock underlying the Investment Agreement within 30 days after the closing date. The Company shall initially register for resale 10,000,000 shares of Common Stock and, subsequent to this Registration Statement being deemed effective and all such shares being resold, the Company will register such additional shares as may be set forth in the Investment Agreement. In addition, we are obligated to use all commercially reasonable efforts to have the registration statement declared effective by the SEC within 120 days after the closing date. We shall have an ongoing obligation to register additional shares of our common stock as necessary underlying the draw downs.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

    Exhibit No.                          Description
   -------------    ------------------------------------------------------------

       10.1 Investment Agreement dated April 26, 2007, by and between the Company and Dutchess Private Equities Fund, Ltd.

       10.2 Registration Rights Agreement dated April 26, 2007, by and between the Company and Dutchess Private Equities Fund, Ltd.

       99.1         Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ERF Wireless, Inc.

                                                     By: /s/ H. Dean Cubley
                                                         -----------------------
                                                         Dr. H. Dean Cubley,
                                                         Chief Executive Officer

     DATE: June 21, 2007

                                  EXHIBIT INDEX

      Exhibit No.    Description
      -----------    -----------

      10.1           Investment Agreement dated June 14,2007
      10.2           Registration Rights Agreement dated June 14, 2007
      99.1           Press Release dated June 20, 2007